SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-12


                          CNB Florida Bancshares, Inc.
                (Name of Registrant as Specified in its Charter)
                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
      5) Total Fee Paid:

        ------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount Previously Paid:

        ------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
      3) Filing Party:

        ------------------------------------------------------------------------
      4) Date Filed:

        ------------------------------------------------------------------------

                          CNB Florida Bancshares, Inc.

                             9715 Gate Parkway North
                           Jacksonville, Florida 32246




April 12, 2002


Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of CNB Florida Bancshares, Inc. to be held on Wednesday, May 22, 2002 beginning at 10:00 a.m. at the Jacksonville Marriott located at 4670 Salisbury Road, Jacksonville, Florida. A formal notice describing the business to come before the meeting and a proxy statement are attached. The purpose of the meeting is to consider and vote upon the proposals explained in the notice and the proxy statement.

     It is important that your shares be represented at the annual meeting whether or not you plan to attend the annual meeting in person. The board of directors requests that you carefully review these materials before completing, signing and dating the enclosed proxy and returning it in the postage paid envelope provided for your use. If you later decide to attend the annual meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the annual meeting, you may do so and your proxy will have no further effect.

                                      Sincerely,

                                      /s/ K. C. Trowell
                                      ------------------------------------------

                                      K. C. Trowell
                                      Chairman of the Board,
                                      President and Chief Executive Officer

                          CNB Florida Bancshares, Inc.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2002


To the holders of common stock:

     CNB Florida Bancshares, Inc. invites you to attend the annual meeting of shareholders which will be held on Wednesday, May 22, 2002 at 10:00 a.m. at the Jacksonville Marriott in Jacksonville, Florida to consider and act upon the following matters:

     1.  Election of eight of our directors, each for a one year term.

     2. Such other business as may properly come before the annual meeting or any adjournments thereof.

     Only shareholders of record of our common stock at the close of business on March 29, 2002 are entitled to receive notice of, and to vote on, all business that may come before the annual meeting.

     Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy as promptly as possible in the postage paid envelope provided for your use to our transfer agent. You may revoke the proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying proxy statement.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ G. Thomas Frankland
                                            ------------------------------------
                                            G. Thomas Frankland
                                            Corporate Secretary


Dated: April 12, 2002

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders

                          CNB Florida Bancshares, Inc.
                             9715 Gate Parkway North
                           Jacksonville, Florida 32246

GENERAL

     CNB Florida Bancshares, Inc. (the "Company" or "We") is furnishing this proxy statement to you as a holder of our common stock, $.01 par value, in connection with the solicitation of proxies by our board of directors for use at the annual meeting of shareholders. The annual meeting will be held on Wednesday, May 22, 2002 beginning at 10:00 a.m. at the Jacksonville Marriott in Jacksonville, Florida.

     We have mailed this proxy statement and the attached notice and form of proxy to holders of our common stock on or about April 12, 2002.

VOTING OF PROXIES

     Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the annual meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement and in the discretion of the holders of the proxies on other matters that may properly come before the annual meeting.

     If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the annual meeting and voting in person, by giving written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to our transfer agent. In order for the notice of revocation or later proxy to revoke the prior proxy, our transfer agent must receive such notice or later proxy prior to the vote of shareholders at the annual meeting. Attendance at the annual meeting alone will not revoke your proxy.

VOTING PROCEDURES

     Our bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum. Under the Florida Business Corporation Act (the "Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present exceed votes opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or our articles of incorporation. Therefore, abstentions and broker non-votes have no effect under Florida law.

VOTING SECURITIES

     Our board of directors has fixed the close of business on March 29, 2002 as the record date for the determination of holders of common stock entitled to receive notice of and to vote at the annual meeting. At the close of business on March 29, 2002, there were issued and outstanding 6,095,953 shares of common stock entitled to vote at the annual meeting. As a holder of our common stock outstanding on March 29, 2002, you are entitled to one vote for each share held of record upon each matter properly submitted at the annual meeting.

PURPOSE

     We anticipate that our shareholders will act upon the following business at the meeting:

     PROPOSAL 1: Election of Directors
     ----------

     The directors  nominated for election at the 2002 annual meeting are Thomas
R. Andrews, Audrey S. Bullard, Raymon Land, Sr., Jon W. Pritchett, Marvin H. Pritchett, Halcyon E. Skinner, William Streicher and K. C. Trowell, each of whom currently serves as a director. To be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in Voting Procedures. Unless you mark the accompanying proxy otherwise, the proxy will be voted FOR the election of the persons named above. If any nominee should become unavailable, which is not now anticipated, the persons voting the accompanying proxy may, in their discretion, vote for a substitute.

   OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
                                   NOMINEES.

     The following table provides certain information with respect to the nominees. Members of the board will serve until the next annual meeting and thereafter until their respective successors are elected and qualified. Except as otherwise indicated, each person has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years.

Name                        Age      Positions Held and Principal Occupations
----                        ---      ----------------------------------------
                                     During the Past Five Years
                                     --------------------------

Thomas R. Andrews           56       Mr.  Andrews  was  elected  to our board of
                                     directors   in  1994  and   serves  on  the
                                     Compensation  and Audit  Committees  of our
                                     board.   He   is   the   owner   of   Belco
                                     Enterprises,   a  commercial   real  estate
                                     company.

Audrey S. Bullard           59       Ms.  Bullard  was  elected  to our board of
                                     directors   in  1987  and   serves  on  the
                                     Executive  and  Compensation  Committees of
                                     our board.  Ms.  Bullard also serves on the
                                     board  of  directors  of our  wholly  owned
                                     subsidiary, CNB National Bank (the "Bank").
                                     A practicing  certified public  accountant,
                                     Ms. Bullard is an officer and part owner of
                                     Bullard  Development  Co.  and  A&R of Lake
                                     City, Inc. as well as several  partnerships
                                     and land development firms. Ms. Bullard has
                                     been active in  numerous  civic and service
                                     organizations,  including  the  Chamber  of
                                     Commerce,  the  Lake  Shore  Hospital,  the
                                     Advent   Christian   Advisory  Board,   the
                                     Columbia  County Public School  Foundation,
                                     the     Lake      City/Columbia      County
                                     Beautification  Board,  the  North  Florida
                                     Advisory  Council and the Board of Santa Fe
                                     Health Care,  Inc.

 Raymon Land, Sr.           62       Mr.  Land  was  elected  to  our  board  of
                                     directors  in 1998 and  serves on the Audit
                                     Committee  of our  board.  Mr.  Land is the
                                     owner of Raymon J. Land, a  watermelon  and
                                     produce  brokerage  and shipping  business.
                                     Mr. Land is the owner of a  commercial  cow
                                     and calf  production  operation  and raises
                                     registered  quarter  horses.  Mr.  Land  is
                                     President  of Land Truck  Brokers,  Inc., a
                                     transportation   company  for  produce.  He
                                     served as  President  of both the  National
                                     Watermelon   Association,   Inc.   and  the
                                     Florida Watermelon Association, Inc. and presently is on the Executive Committee of both Associations. Mr. Land is also a licensed real estate salesman with Land
                                     Brokerage Realtor.

Name                        Age      Positions Held and Principal Occupations
----                        ---      ----------------------------------------
                                     During the Past Five Years
                                     --------------------------

Jon W. Pritchett            40       Mr.  Pritchett  was elected to the Board of
                                     Directors of the Company in 2001 and serves on the Audit and Executive Committees of the Company's Board of Directors as well as on the Bank's Board of Directors. Mr.
                                     Pritchett  serves  as  President  and Chief
                                     Executive Officer of Nextran Corporation and President of Pritchett Trucking, Inc.
                                     He is a  board  member  of the  Mack  Truck
                                     National  Dealer  Council  and the  Florida
                                     Trucking Association. Mr. Pritchett also served as a board member on the Gator
                                     Boosters from 1997 through 2001.

Marvin H. Pritchett         68       Mr. Pritchett was elected to our  board  of
                                     directors in  1988   and   serves   on  the
                                     Executive  and  Compensation  Committees of
                                     our board as well as on the Bank's board of
                                     directors.  Mr.  Pritchett  serves as Chief
                                     Executive  Officer of  Pritchett  Trucking,
                                     Inc.,  President  of  Pritchett,   Inc.,  a
                                     timber   firm  and   President   of  G.  P.
                                     Materials,   Inc.,  which  sells  aggregate
                                     material.   Mr.   Pritchett   is  also  the
                                     Chairman of Nextran Corporation, with heavy
                                     duty  truck  dealerships  in  Jacksonville,
                                     Orlando,  Tampa, Lake City, Miami,  Riveria
                                     Beach,   Pompano,   Kennasaw  and  Atlanta.
                                     Nextran   Truck   Centers   represent   the
                                     following truck manufacturers: Mack, Volvo,
                                     Isuzu, Mitsubishi and GMC.

Halcyon E. Skinner          55       Mr. Skinner  was  elected  to  our board of
                                     directors   in  2000  and   serves  on  the
                                     Executive   Committee  of  our  board.  Mr.
                                     Skinner  is  the  Managing  Partner  of the
                                     Jacksonville  law  offices of  McGuireWoods
                                     LLP.   Before   becoming   a   partner   of
                                     McGuireWoods   LLP,   Mr.   Skinner  was  a
                                     shareholder  in the law  firm  of  Mahoney,
                                     Adams & Criser for more than  three  years.
                                     He served  as the head of the  Professional
                                     Division   of  United  Way  for   Northeast
                                     Florida  from 1996  through  1998.

William Streicher           66       Mr. Streicher  was elected  to our board of
                                     directors  in 1990 and  serves on the Audit
                                     and  Compensation  Committees of our board.
                                     He   has   owned   and   operated   several
                                     McDonald's  restaurant  franchises  in  the
                                     Company's primary service area and also has
                                     served  on the  Board  of  Ronald  McDonald
                                     House   Charities  at  Shands  Hospital  in
                                     Gainesville, Florida for over ten years. He
                                     is past Chairman and a past board member of
                                     the Lake City Community College  Foundation
                                     and Regional  Board of Trustees,  Lake City
                                     Community  College,  a past  member  of the
                                     Lake City Rotary Club,  past Vice President
                                     of  McDonald's  Owner/Operator  Advertising
                                     Co-Operative and a past  representative  to
                                     the McDonald's  Advertising  Advisory Board
                                     of the State of Florida.  Mr.  Streicher is
                                     also  a  past  real   estate   broker   and
                                     currently  involved in real estate property
                                     and   investments.

Name                        Age      Positions Held and Principal Occupations
----                        ---      ----------------------------------------
                                     During the Past Five Years
                                     --------------------------

K. C. Trowell               63       Mr. Trowell   is   our Chairman,  President
                                     and Chief  Executive  Officer  ("CEO")  and
                                     holds the same  positions  at the Bank.  He
                                     was  elected to our board of  directors  in
                                     1987  and   serves  as   Chairman   of  the
                                     Executive  Committee  of our board.  He has
                                     served  as  the  Chairman  and  CEO  of the
                                     Company  since its inception in 1987 and of
                                     the Bank since its  inception in 1986.  Mr.
                                     Trowell is a Lake City,  Florida native and
                                     has been  actively  involved in  commercial
                                     banking  management  in North  Florida  for
                                     over 30 years.  He has also held management
                                     positions  with  NationsBank  of Lake  City
                                     (and its  predecessors),  American  Bank of
                                     Jacksonville,  and Barnett  Banks,  Inc. in
                                     Jacksonville.  He is former Chairman of the
                                     Board  of  Trustees   of  Florida   Bankers
                                     Insurance  Trust.  He is a past director of
                                     Community Bankers of Florida, past director
                                     of the Columbia County  Committee of 100, a
                                     founding  director of North Central Florida
                                     Areawide  Development Company, and a former
                                     board member and chairman of both Lake City
                                     Medical   Center   and   Columbia    County
                                     Industrial Development Authority.


BOARD OF DIRECTORS AND STANDING COMMITTEES; DIRECTOR COMPENSATION

     If elected, the eight nominees will constitute our board of directors. During 2001, the board held a total of eleven meetings.

     Our board of directors maintains an Audit Committee, a Compensation Committee and an Executive Committee, which are described below. Members of these committees are elected annually at the board meeting immediately following the annual meeting. Under our bylaws, the board is authorized to designate other members of the board to serve in the place of absent members of any committee.

     Members of the Audit Committee include Messrs. Andrews, Land, J. Pritchett and Streicher, none of whom is an officer or employee of the Company. During 2001 the Audit Committee held four meetings. The Audit Committee is responsible for the matters set forth in its written charter, a copy of which is attached to the proxy statement for last year's annual meeting.

     Members of the Compensation Committee include Messrs. Andrews, M. Pritchett and Streicher and Ms. Bullard. During 2001 this committee held two meetings. The Compensation Committee is principally responsible for (1) establishing and recommending to the board of directors the compensation of our CEO; (2) establishing and recommending to the board of directors the compensation of our other senior management; (3) periodically reviewing all salary administration and employee benefits; (4) reviewing succession plans for executive positions; and (5) developing and recommending to our board of directors stock incentive compensation for officers and employees.

     Members of the Executive Committee include Ms. Bullard and Messrs. J. Pritchett, M. Pritchett, Skinner, Trowell and our Executive Vice President and Chief Financial Officer, G. Thomas Frankland. During 2001 this committee held one meeting. The Executive Committee is authorized to act on behalf of and exercise all powers of the board of directors when the board is not in session, except as limited by Florida law, and also recommends to the full board candidates for the Company and Bank boards of directors.

     In 2001 all members of the board attended at least 75% of all meetings of the board and committees on which they served except Mr. Land, who attended 64% of the meetings of the board and the committee on which he served.

     Members of the board of directors receive an annual retainer of $3,600 for serving on the board and $150 for each committee meeting they attend. In addition, non-management directors receive non-qualified stock options in accordance with our Performance-Based Incentive Plan.

AUDIT COMMITTEE REPORT

     As set forth in its charter, the Audit Committee oversees the financial statements and relations with the independent auditors. The Audit Committee selects our independent auditors, meets annually with the auditors to discuss whether current accounting principles and disclosures are appropriate and verifies the independence of our independent auditors. All auditors employed or engaged by us report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors, reviews the audit program on at least an annual basis to ensure the adequacy of its scope, reviews all reports of auditors and examiners, as well as management's responses to such reports to ensure the effectiveness of internal controls and the implementation of remedial action, and recommends to the board whether to include the audited financial statements in our Annual Report on Form 10-K.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing our relationship with the auditors that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of our internal controls, accounting function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with the independent auditors its audit plans, audit scope and identification of audit risks.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee reviewed our audited financial statements as of and for the year ended December 31, 2001 with management and the independent auditors. Management has the responsibility for preparation of our financial statements, and the independent auditors have the responsibility for examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission (the "SEC").

     We have chosen to evaluate the independence of our directors based on the National Association of Security Dealers definition of an independent director. All members of the Audit Committee are independent directors as defined by the National Association of Security Dealers.


Thomas R. Andrews
Raymon Land, Sr.
Jon W. Pritchett
William Streicher


Fees Paid to Principal Auditor
------------------------------

     We will pay a total of $132,750 to Arthur Andersen LLP, for services rendered in connection with the audit of our financial statements for the fiscal year ended December 31, 2001, and the reviews of the interim financial statements.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     There were no fees paid to Arthur Andersen LLP, for services rendered in connection with financial information systems design and implementation during the fiscal year ended December 31, 2001.

All Other Fees
--------------

     Other audit-related fees paid to Arthur Andersen LLP for services rendered in 2001 totaled $22,000. These services included an audit of our 401(k) plan and certain regulatory reporting. Other fees to be paid for services, primarily tax services, rendered in 2001 by Arthur Andersen LLP, other than those above will be $26,800.

COMPENSATION COMMITTEE REPORT

     Our Compensation Committee presents the following report on compensation for our executive officers. Actual compensation during 2001 for the CEO is shown in the Summary Compensation Table and other tables following this report.

     Philosophy. As more fully described below, the Compensation Committee of our board of directors administers the compensation programs for our executive officers. Our compensation structure is intended to provide a compensation package that will attract, motivate and retain qualified executives; to ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives; and to create a sense of ownership that causes executive decisions to be aligned with the best interests of our shareholders.

     The components of individual executive officer compensation are base salary, annual bonus and long-term stock-based incentives.

     Salary. Base salary is assigned to positions based on job responsibilities, sustained performance and a periodic informal review of base salary practices for comparable positions at similar community banking companies. Our CEO recommends (except with respect to his own salary) and the Compensation
Committee approves salary adjustments for executive officers based on achievement of specific annual performance goals, including personal, departmental and our overall goals depending upon each officer's specific job responsibilities. The Committee and the CEO also use their subjective judgment to consider such criteria as the executive's knowledge of and importance to our business, willingness and ability to accomplish the tasks for which he or she was responsible, professional growth and potential, and our financial performance in making salary decisions. No particular weighting is applied to these factors.

     Annual Bonus. For the annual bonus plan, the Committee establishes written, objective, strategic and financial goals, both qualitative and quantitative, for executive officers based on our business plan and budget approved by the board of directors. Financial goals for the executive officers may include our earnings per share, return on equity, overhead ratio, asset quality and return on assets. Strategic goals may also include the accomplishment of expansion objectives.

     Other members of our senior management are also eligible to participate in the annual incentive component of the bonus plan, but with accountability for various business unit financial measures and specific individual objectives, as well as our financial goals.

     Long-Term Incentives. Under the Performance-Based Incentive Plan (the "Incentive Plan"), we may provide performance-based incentive awards through the grant of stock options, restricted stock, stock appreciation rights and performance units. This Incentive Plan is designed to increase the personal stake of participants in both our annual and long-term success and growth and encourage them to remain in our employ. Because awards of options and restricted stock are keyed to the market value of our common stock at the time of grant, the future value of those awards is entirely dependent on increases in the market value of our common stock. In making stock option and restricted stock grants in 2001, the Committee considered, without assigning a particular weighting, the number of options previously granted to the executive, the executive's salary, our financial results, the need for a long-term focus on improving shareholder value and the executive's ability to positively impact our performance.

     Chief Executive Officer Compensation. Under our employment agreement with Mr. Trowell, the CEO, he was paid a base salary of $250,000 which was increased to $270,000 in 2000 and to $285,000 in 2002. The Compensation Committee determined this base salary based on, without applying any specific weighting to these factors, the base salary that we are obligated to pay under his employment agreement, his long service to us, amounts earned by the CEO in prior years, our financial performance and growth and the pay practices of other community banks.

     The CEO is eligible for an annual bonus targeted at 50% of base salary. For performance in 2001, Mr. Trowell received an annual bonus of $108,000 which was paid in April 2002. In determining this amount, the Committee exercised its subjective judgment and considered, among other factors and with no particular weighting, the CEO's contribution to the following achievements; our expansion progress, recruitment of the necessary staff, increasing our loan volume and asset base and maintaining our strong capital position.

     The Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval where such approval will eliminate any limitations on deductibility.

Thomas R. Andrews
Audrey S. Bullard
Marvin H. Pritchett
William Streicher






EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth for the years ended December 31, 2001, 2000 and 1999, the cash compensation paid or accrued, as well as certain other compensation paid or accrued for those years to our CEO and the two additional most highly compensated executive officers for services rendered to the Company and the Bank during the periods indicated.


                         Summary Compensation Table (1)
------------------------------------------------------------------------------------------------------------------------

                                        Annual Compensation            Long Term Compensation
------------------------------------------------------------------------------------------------------------------------
                                                                                Awards
------------------------------------------------------------------------------------------------------------------------
         Name and                                                    Restricted        Securities         All other
        Principal                                                       stock          Underlying       Compensation
         Position             Year      Salary         Bonus           award(s)       Options/SARs         ($) (2)
                                          ($)           ($)              ($)              (#)
------------------------------------------------------------------------------------------------------------------------
K. C. Trowell,                2001      270,000       108,000             -                -                8,022
Chairman, President and     --------------------------------------------------------------------------------------------
Chief Executive Officer       2000      270,000       135,000             -              25,000             8,022
                            --------------------------------------------------------------------------------------------
                              1999      250,000       125,000             -                -                8,843
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
G. Thomas Frankland,          2001      200,000        81,250             -                -                6,216
Executive Vice President    --------------------------------------------------------------------------------------------
and Chief Financial Officer   2000      200,000       100,000             -              20,000             6,216
                            --------------------------------------------------------------------------------------------
                              1999      185,000       100,208             -                -                1,363
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Bennett Brown,                2001      195,000        78,000             -                -                6,188
Executive Vice President    --------------------------------------------------------------------------------------------
(3)                           2000      195,000        97,500             -              10,000             6,188
                            --------------------------------------------------------------------------------------------
                              1999      135,000        67,500          48,750(4)         55,000               725
------------------------------------------------------------------------------------------------------------------------


(1) Columns relating, respectively, to "other annual compensation" and "LTIP payouts" have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executives during the periods covered by such columns. Non-cash perquisites are not disclosed in this table because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(2) The amounts shown in this column for 2001 consist of payments for term life insurance premiums (Mr. Trowell - $2,772; Mr. Frankland - $966; and Mr. Brown - $938 and our matching contributions to the 401(k) plan for 2001 (Mr. Trowell - $5,250; Mr. Frankland - $5,250 and Mr. Brown $5,250).

(3) Mr. Brown resigned all of his positions with CNB Florida Bancshares, Inc. and CNB National Bank in February 2002.

(4) We granted 5,000 shares of restricted stock on April 1, 1999. The market value of our stock as of April 1, 1999 was $9.75 per share.

                      Option/SAR Grants in Last Fiscal Year

Stock Options. There were no options/SAR granted to the executive officers listed in the above table during the fiscal year ended December 31, 2001.

Aggregated Option/SAR Exercises and Fiscal Year-End Options. The following table sets forth information concerning the exercise of stock options during the last completed fiscal year by the named executive officers and the fiscal year-end value of unexercised options.


              Aggregated Options/SAR Exercises in Last Fiscal Year
                       and FY-End Options/SAR Values (1)

---------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                          Securities                        Value of
                                                                          Underlying                     Unexercised in-
                                Shares            Value                   Unexercised                       the-money
                             acquired on         Realized               options/SARs at                  options/SARs at
           Name                exercise      (Market-Strike)            fiscal year end                fiscal year end (2)
---------------------------------------------------------------------------------------------------------------------------------

                                                                 Exercisable    Unexercisable     Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
K.C. Trowell                    8,076             51,202           198,234          12,500         $689,641         $12,500
---------------------------------------------------------------------------------------------------------------------------------
G. Thomas Frankland               -                  -              50,000          10,000           90,000          10,000
---------------------------------------------------------------------------------------------------------------------------------
Bennett Brown                     -                  -              45,000          20,000           15,000           8,750
---------------------------------------------------------------------------------------------------------------------------------


(1) All information in this table relates to options. We have not granted any SARs.

(2) As of December 31, 2001, the market value of our common stock was $10.00 per share.

              Long-Term Incentive Plans--Awards In Last Fiscal Year

Long-Term Incentive Plans. There were no long-term incentive plan awards granted to the executive officers listed in the above table in the last fiscal year.

EMPLOYMENT/SEPARATION AGREEMENTS

     Mr. Trowell's Employment Agreement. On December 10, 1998, we entered into an employment agreement with K.C. Trowell (the "Trowell Agreement") which provides that Mr. Trowell will serve as our Chairman and CEO. The Trowell Agreement has a rolling three-year term, provided Mr. Trowell's employment term ends on the first day of the month following his 70th birthday. The Trowell Agreement provides for a minimum annual base salary of $250,000 (increased to $270,000 in January 2000 and to $285,000 in April 2002), participation in the Incentive Plan, and participation in our various savings, retirement and welfare benefit plans. Mr. Trowell also is eligible to receive an annual bonus targeted at 50% of his annual base salary. We have also agreed to provide Mr. Trowell with a company car. The Trowell Agreement contains a noncompetition provision. In the event we terminate Mr. Trowell's employment for a reason other than for cause, death or disability, or if Mr. Trowell terminates his employment for good reason (as defined in the Trowell Agreement), then we must pay Mr. Trowell a lump sum equal to (i) the amount of any earned but unpaid salary and bonus, deferred compensation and vacation pay, plus (ii) an amount equal to 50% of the sum of Mr. Trowell's annual base salary and highest annual bonus from the date of termination until the end of the employment period. If we terminate Mr. Trowell's employment without cause, or if Mr. Trowell terminates his employment for good reason within two years of a change of control of the Company, then we will pay Mr. Trowell 100% of the amount referred to in (ii) above. In addition, all options to acquire shares of common stock and all restricted stock previously granted to Mr. Trowell immediately become vested and non-forfeitable upon a change in control.

     Mr. Frankland's Employment Agreement. On November 30, 1998, we entered into an employment agreement with G. Thomas Frankland (the "Frankland Agreement") which provides that Mr. Frankland will serve as our Executive Vice President and Chief Financial Officer. The Frankland Agreement provides for an annual base salary of $185,000 (increased to $200,000 in January 2000 and to $210,000 in April 2002), participation in the Incentive Plan, and participation in our various incentive, savings, retirement and welfare benefit plans. Mr. Frankland also received a signing bonus of $35,000 and is eligible to receive an annual bonus targeted at 50% of his annual base salary subject to meeting goals and objectives determined by the board. We have also agreed to grant Mr. Frankland options to purchase 40,000 shares of common stock at a price of $8.00 per share, 20,000 of which vested on the first anniversary of the Frankland Agreement and 10,000 of which vested in each of the next two succeeding anniversary dates. We also agreed to grant Mr. Frankland 5,000 shares of restricted stock, 2,500 of which vested and became nonforfeitable on the first anniversary of the Frankland Agreement and 2,500 of which vested and became nonforfeitable on the second anniversary of the Frankland Agreement. In all other terms, the Frankland Agreement is substantially similar to the Trowell Agreement.

     Mr. Brown's Employment Agreement. On April 1, 1999, we entered into an employment agreement with Bennett Brown (the "Brown Agreement") which provided that Mr. Brown would serve as our Executive Vice President and the Bank's President and Chief Operating Officer. The Brown Agreement provided for an annual base salary of $180,000 (increased to $195,000 in January 2000), participation in the Incentive Plan, and participation in our various incentive, savings, retirement and welfare benefit plans. Mr. Brown was eligible to receive an annual bonus targeted at 50% of his annual base salary. We also agreed to grant Mr. Brown options to purchase 40,000 shares of common stock at a price of $9.75 per share, 20,000 which vested on the first anniversary of the Brown Agreement and 10,000 of which vest in each of the next two succeeding anniversary dates. We also granted Mr. Brown options to purchase 15,000 shares of common stock at the same exercise price to be exercised ratably upon achievement of performance based goals. We also agreed to grant Mr. Brown 5,000 shares of restricted stock, 2,500 of which vested and became nonforfeitable on the first anniversary of the Brown Agreement and 2,500 of which vested and became nonforfeitable on the second anniversary of the Brown Agreement. In all other terms, the Brown Agreement was substantially similar to the Trowell and Frankland Agreements.

     Effective February 11, 2002, Mr. Brown resigned as President and Chief Operating Officer of the Bank and as our Executive Vice President. Mr. Brown executed a separation agreement which terminated his employment agreement and provided that Mr. Brown is eligible to receive payments totaling $195,000 over a 52 week period beginning on February 11, 2002 so long as Mr. Brown complies with his obligations under the separation agreement. At the end of the period, Mr. Brown is eligible to receive a payment in the amount of $97,500. Thereafter, Mr. Brown is eligible to receive payments totaling $146,250 over the following 52 week period so long as Mr. Brown complies with his obligations under the separation agreement. Throughout the payment period, Mr. Brown will continue to receive the benefits described in the Brown Agreement. In exchange for the payments and benefits given by us to Mr. Brown, Mr. Brown will continue to provide services to us as reasonably requested by us. Furthermore, during the longer of the payment period or one year, Mr. Brown has agreed that he will not compete with us or the Bank. Mr. Brown has also agreed that during the longer of the payment period or 18 months, he will not solicit our employees or customers. K.C. Trowell, our Chairman and CEO, has assumed the role of President.


PERFORMANCE GRAPH

     The Securities and Exchange Commission ("SEC") requires a five-year (or such shorter period as a company's stock has been publicly traded) comparison of our stock price performance with both a broad equity market index and a published industry index or peer group. Our total return compared with the Nasdaq Total U.S. Market Index and the Nasdaq Bank Index, as well as the SNL $250 Million-$500 Million Bank Asset-Size Index since our common stock began trading on the Nasdaq National Market System is shown on the following graph.
The Nasdaq Bank Index includes all types of banks, savings institutions and holding companies performing functions closely related to banking. The SNL $250 Million-$500 Million Bank Asset-Size Index includes 113 banks, traded over a major public exchange, whose most recent financial information indicates assets between $250 million and $500 million.

     This graph assumes that $100 was invested on January 29, 1999, the date that our stock first traded on the Nasdaq National Market System, and all dividends were reinvested in the common stock and the other indices. Each of the indexes is weighted on a market capitalization basis at the time of each reported data point.

                          CNB Florida Bancshares, Inc.

                                [GRAPH OMITTED]


                                                                   Period Ending
                                          -----------------------------------------------------------------
Index                                        06/30/99  12/31/99   06/30/00   12/31/00  06/30/01   12/31/01
-----------------------------------------------------------------------------------------------------------
CNB Florida Bancshares, Inc.                   100.00     97.22      79.22      82.80    135.23     105.40
NASDAQ - Total US*                             100.00    151.48     147.87      91.12     80.16      72.30
NASDAQ Bank Index*                             100.00     93.31      81.99     106.44    113.74     115.23
SNL $250M-$500M Bank Index                     100.00     94.80      86.74      91.28    117.68     129.69

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002.
Used with permission.  All rights reserved.  crsp.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name of Director                                    Amount and Nature of        Percent of Shares of
or Executive Officer                              Beneficial Ownership (1)    Common Stock Outstanding (10)
--------------------                              ------------------------    -----------------------------
Thomas R. Andrews.....................                 215,000 (2)                        3.33%
Bennett Brown .......................                  121,500 (3)                        1.88%
Audrey S. Bullard.....................                 232,775 (4)                        3.60%
G. Thomas Frankland..................                  129,000 (5)                        2.00%
Raymon Land, Sr.......................                 126,074 (2)                        1.95%
Jon W. Pritchett......................                 169,204 (6)                        2.62%
Marvin H. Pritchett...................               1,060,991 (7)                       16.43%
Halcyon E. Skinner....................                   7,500 (8)                           *
William Streicher.....................                 208,842 (2)                        3.23%
K.C. Trowell..........................                 395,973 (9)                        6.13%
Directors and Executive Officers
as a Group (10 persons) (10)..........               2,666,859                           41.29%

(1) Pursuant to the rules of the SEC, the determinations of "beneficial ownership" of common stock are based upon Rule 13d-3 under the Exchange Act, which provides that shares will be deemed to be "beneficially owned" where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares or where a person has the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined. Shares of common stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of stock options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. All amounts are determined as of February 28, 2002.

(2)      Includes currently exercisable options to purchase 6,000 shares.

(3) Includes 11,000 shares owned by Mr. Brown's wife, 1,000 shares owned by Mr. Brown's sons, of which 500 shares he disclaims beneficial ownership. Also includes 62,500 shares underlying options that are exercisable within 60 days of February 28, 2002.

(4) Includes 9,614 shares owned by Ms. Bullard's husband, 2,000 shares transferred to a revocable trust for benefit of her daughter and currently exercisable options to purchase 6,000 shares.

(5) Includes 55,000 shares underlying options that are exercisable within 60 days of February 28, 2002.

(6) Includes 9,000 shares owned by Mr. Pritchett's daughters and currently exercisable options to purchase 4,000 shares.

(7) Includes 107,126 shares owned by New River Developers, 113,702 shares owned by Pritchett Trucking, Inc., 87,692 shares owned by Mid-Florida Hauling, Inc., 50,938 shares owned by Bulldog Trucking, 40,148 shares owned by Mr. Pritchett's wife and 55,000 shares owned by Pritchett, Inc. Mr. Pritchett shares voting and investment power with respect to all such shares. Also includes currently exercisable options to purchase 6,000 shares.

(8)      Includes currently exercisable options to purchase 4,000 shares.

(9) Includes 50,000 shares owned by Mr. Trowell's former spouse with respect to which he shares voting and investment power. Also includes 204,484 shares underlying options that are exercisable within 60 days of February 28, 2002.

(10) Based on a total of 6,098,953 shares of common stock outstanding as of February 28, 2002, plus shares of common stock which may be acquired by the beneficial owner, or group of beneficial owners, within 60 days of February 28, 2002, by exercise of 359,984 options

*        Represents less than 1% of the outstanding shares of common stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last two fiscal years, the Bank loaned funds to certain of our executive officers and directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectability or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our executive officers and directors, and any persons owning more than 10 percent of a class of our stock, to file certain reports on ownership and changes in ownership with the SEC. During 2001, our executive officers and directors filed with the SEC on a timely basis all required reports relating to transactions involving our equity securities beneficially owned by them, except that Mr. Trowell made one late filing with respect to one transaction.

INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen, LLP served as our independent accountants for the year ending December 31, 2001. Representatives of Arthur Andersen, LLP will be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Currently, no accounting firm has been selected to provide accounting services to us for the fiscal year ending December 31, 2002. The board of directors and the Audit Committee plan to consider the engagement of independent accountants at a later date.

SHAREHOLDER PROPOSALS

     Shareholders who want to include a proposal in our proxy statement for the 2003 annual meeting should deliver a written copy of their proposal to our principal executive offices no later than December 13, 2002. Proposals should be directed to G. Thomas Frankland, Corporate Secretary, CNB Florida Bancshares, Inc., 9715 Gate Parkway North, Jacksonville, Florida 32246. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. To be considered timely, we must receive all other proposals of stockholders intended to be presented at the next annual meeting by February 14, 2003. Additionally, we may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which we do not receive notice by February 14, 2003.

ANNUAL REPORT; FORM 10-K

     A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2001 is being provided to each shareholder simultaneously with delivery of this proxy statement. Additional copies of the Annual Report to Shareholders or copies of our Annual Report on Form 10-K, filed with the SEC, may be obtained by writing to G. Thomas Frankland, Executive Vice President and Chief Financial Officer, CNB Florida Bancshares, Inc., 9715 Gate Parkway North, Jacksonville, Florida 32246.

OTHER MATTERS

     As of the date of this proxy statement, our board of directors does not anticipate that other matters will be brought before the annual meeting. If, however, other matters are properly brought before the annual meeting, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

COST OF SOLICITATION

     We will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, facsimile or e-mail by our directors, officers or regular employees, who will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith.

     Holders of common stock are requested to complete, date and sign the accompanying form of proxy and promptly return it to our transfer agent in the enclosed, addressed postage paid envelope.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ G. Thomas Frankland
                                              --------------------------------

                                              G. Thomas Frankland
                                              Corporate Secretary

Dated: April 12, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     I,  the   undersigned   shareholder  of  CNB  Florida   Bancshares,   Inc.,
Jacksonville, Florida, do hereby nominate, constitute and appoint, Mr. K. C. Trowell and Mr. G. Thomas Frankland, or either of them my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the CNB Florida Bancshares, Inc. common stock par value $.01 per share, held in my name on its books on March 29, 2002 at the annual meeting of shareholders to be held on Wednesday, May 22, 2002.


PROPOSAL 1. Election of the following directors:


[ ]  FOR all nominees listed below (except    [ ]  WITHHOLD AUTHORITY to vote
     as marked to the contrary below)              for all nominees listed below


     Thomas R. Andrews                             Marvin H. Pritchett
     Audrey S. Bullard                             Halcyon E. Skinner
     Raymon Land, Sr.                              William Streicher
     Jon W. Pritchett                              K.C. Trowell






(INSTRUCTION: To withhold authority to vote for any individual nominee write the name(s) of such nominee(s) below.)
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.


                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

     This proxy, when property executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposal 1. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of CNB Florida Bancshares, Inc.



---------------------------------
Date



---------------------------------
Signature



---------------------------------
Signature (if jointly held)



---------------------------------
Print Name Here

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO SUNTRUST BANK, ATLANTA, N.A., MAIL CODE 258, P.O. BOX 4625, ATLANTA, GEORGIA 30302. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.